SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2017

Charter Communications, Inc.

CCO Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street

Stamford, Connecticut 06901

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Issuance of 3.750% Senior Secured Notes due 2028 and 5.375% Senior Secured Notes due 2047

On July 6, 2017 (the “Closing Date”), Charter Communications Operating, LLC (“CCO”) and Charter Communications Operating Capital Corp. (together with CCO, the “Issuers”), subsidiaries of Charter Communications, Inc. (the “Company”), issued (i) $500 million aggregate principal amount of 5.375% Senior Secured Notes due 2047 (the “Additional Notes”), which form part of the same series as the Issuers $1.25 billion principal amount of 5.375% Senior Secured Notes due 2047 issued on April 20, 2017 (together with the Additional Notes, the “2047 Notes”) and (ii) $1.0 billion aggregate principal amount of 3.750% Senior Secured Notes due 2028 (the “2028 Notes,” and together with the Additional Notes, the “Notes”). The Notes were sold to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A and outside the United States to non-U.S. persons in reliance on Regulation S. The Notes have not been registered under the Securities Act, or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

In connection therewith, the Issuers entered into the below agreements.

Secured Notes Indentures

On April 20, 2017, the Issuers, CCO Holdings, LLC (the “Parent Guarantor”) and the other guarantors party thereto (together with the Parent Guarantor, the “Guarantors”) entered into a Fifth Supplemental Indenture with The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”), in connection with the issuance of the 2047 Notes and the terms thereof (the “Fifth Supplemental Indenture”). The Fifth Supplemental Indenture supplements a base indenture entered into on July 23, 2015, by and among the Issuers, CCO Safari II, LLC, the Trustee and the Collateral Agent (the “Base Indenture” and, together with the Fifth Supplemental Indenture, the “2047 Notes Indenture”) providing for the issuance of senior secured notes of the Issuers generally.

On the Closing Date, the Issuers and the Guarantors entered into a Sixth Supplemental Indenture with the Trustee and the Collateral Agent, in connection with the issuance of the 2028 Notes and the terms thereof (the “Sixth Supplemental Indenture”). The Sixth Supplemental Indenture supplements the Base Indenture (as so supplemented, the “2028 Notes Indenture,” and the 2028 Notes Indenture together with the 2047 Notes Indenture, the “Indentures”).

The Indentures provide, among other things, that the Notes are general secured obligations of the Issuers and the Guarantors. Interest is payable on the 2028 Notes on each July 15 and August 15, commencing July 15, 2018. Interest is payable on the 2047 Notes on each May 1 and November 1, commencing November 1, 2017. At any time and from time to time prior to November 15, 2027, the Issuers may redeem the outstanding 2028 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, and special interest, if any, to, but not including, the redemption date, plus a make-whole premium. On or after November 15, 2027, the Issuers may redeem some or all of the outstanding 2028 Notes at a redemption price equal to 100% of the principal amount of the 2028 Notes to be redeemed, plus accrued and unpaid interest and special interest, if any, on the principal amount being redeemed, to, but not including, the redemption date. At any time and from time to time prior to November 1, 2046, the Issuers may redeem the outstanding 2047 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest and special interest, if any, to, but not including, the redemption date and a make-whole premium. On or after November 1, 2046, the Issuers may redeem some or all of the outstanding 2047 Notes at a redemption price equal to 100% of the principal amount of the 2047 Notes to be redeemed, plus accrued and unpaid interest and special interest, if any, to, but not including, the redemption date The Notes are senior secured obligations of the Issuers. The Notes are guaranteed on a senior secured basis by the Parent Guarantor and all of the subsidiaries of the Issuers that guarantee the obligations of CCO under its credit agreement. The Notes and the guarantees are secured by a pari passu, first priority security interest, subject to certain permitted liens, in the Issuers’ and the Guarantors’ assets that secure obligations under the credit agreement.

The terms of the Indentures, among other things, limit the ability of the Issuers to grant liens, sell all or substantially all of their assets or merge or consolidate with other entities.

The Indentures provide for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indentures; failure of certain guarantees to be enforceable; cessation of a material portion of the collateral subject to liens or disaffirmation of obligations under the security documents establishing the security interest in the collateral securing the Notes; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding Notes of a series may declare all the Notes of such series to be due and payable immediately.

Exchange and Registration Rights Agreements

In connection with the sale of the 2028 Notes, the Issuers and the Guarantors entered into an Exchange and Registration Rights Agreement with respect to the 2028 Notes, dated as of July 6, 2017 (the “2028 Notes Exchange and Registration Rights Agreement”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Purchasers (as defined in the 2028 Notes Exchange and Registration Rights Agreement). In certain circumstances, under the 2028 Notes Exchange and Registration Rights Agreement, the Issuers have agreed to file a registration statement with respect to an offer to exchange the 2028 Notes for a new issue of substantially identical notes registered under the United States Securities Act of 1933, as amended (the “Securities Act”), to cause the exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 365 days following the Closing Date. The Issuers may be required to provide a shelf registration statement to cover resales of the 2028 Notes under certain circumstances. If the foregoing obligations are not satisfied, the Issuers may be required to pay holders of the 2028 Notes additional interest at a rate of 0.25% per annum of the principal amount thereof for 90 days immediately following the occurrence of any registration default. Thereafter, the amount of additional interest will increase by an additional 0.25% per annum of the principal amount thereof to 0.50% per annum of the principal amount thereof until all registration defaults have been cured.

In connection with the sale of the Additional Notes, the Issuers entered into an Exchange and Registration Rights Agreement with respect to the Notes, dated as of July 6, 2017 (the “2047 Notes Exchange and Registration Rights Agreement”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Purchasers (as defined in the Exchange and Registration Rights Agreement). In certain circumstances, under the 2047 Notes Exchange and Registration Rights Agreement, the Issuers have agreed to file a registration statement with respect to an offer to exchange the Additional Notes for a new issue of substantially identical notes registered under the Securities Act, to cause the exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 365 days following April 20, 2017. The Issuers may be required to provide a shelf registration statement to cover resales of the Additional Notes under certain circumstances. If the foregoing obligations are not satisfied, the Issuers may be required to pay holders of the Additional Notes additional interest at a rate of 0.25% per annum of the principal amount thereof for 90 days immediately following the occurrence of any registration default. Thereafter, the amount of additional interest will increase by an additional 0.25% per annum of the principal amount thereof to 0.50% per annum of the principal amount thereof until all registration defaults have been cured.

Copies of the Fifth Supplemental Indenture and the form of the 2047 Notes were previously filed and are incorporated herein by reference. Copies of the Sixth Supplemental Indenture and the form of the 2028 Notes are filed herewith as Exhibits 4.3 and 4.4, respectively, and incorporated herein by reference. Copies of the 2028 Notes Exchange and Registration Rights Agreement and the 2047 Notes Exchange and Registration Rights Agreement are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference. The foregoing descriptions of the Indentures, the Notes, the 2028 Notes Exchange and Registration Rights Agreement and the 2047 Notes Exchange and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under the heading “Secured Notes Indentures” in Item 1.01 above is incorporated herein by reference.

ITEM 8.01.	OTHER EVENTS.

On the Closing Date, the Company completed the issuance and sale of the Notes and issued a press release announcing the closing. The press release announcing the closing of the sale of the Notes is attached as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

4.1*	Fifth Supplemental Indenture, dated as of April 20, 2017, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed by CCO Holdings, LLC on April 26, 2017).

4.2*	Form of 5.375% Senior Secured Notes due 2047 (included in Exhibit 4.3 to the Current Report filed by CCO Holdings, LLC on April 26, 2017, which is incorporated by reference herein).

4.3	Sixth Supplemental Indenture, dated as of July 6, 2017, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

4.4	Form of 3.750% Senior Secured Notes due 2028 (included in Exhibit 4.3).

10.1	Exchange and Registration Rights Agreement, dated July 6, 2017, relating to the 3.750% Senior Notes due 2028, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Purchasers (as defined therein).

10.2	Exchange and Registration Rights Agreement, dated July 6, 2017, relating to the 5.375% Senior Notes due 2047, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Purchasers (as defined therein).

99.1	Press release dated July 6, 2017, announcing the closing of the sale of the 3.750% Senior Notes due 2028 and the 5.375% Senior Secured Notes due 2047.

*	Incorporated by reference and not filed herewith.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the notes offering and use of proceeds. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the risk factors described in our reports or documents that we file from time to time with the Securities and Exchange Commission (the “SEC”). Many of the forward-looking statements contained in this report may be identified by the use of forward-looking words such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend” and “potential,” among others.

All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no duty or obligation to update any of the forward-looking statements after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., and CCO Holdings, LLC has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC., Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: July 11, 2017		Senior Vice President – Finance, Controller and Chief Accounting Officer

CCO HOLDINGS, LLC, Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: July 11, 2017		Senior Vice President – Finance, Controller and Chief Accounting Officer

Exhibit Index

Exhibit Number	Description

4.1*	Fifth Supplemental Indenture, dated as of April 20, 2017, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed by CCO Holdings, LLC on April 26, 2017).

4.2*	Form of 5.375% Senior Secured Notes due 2047 (included in Exhibit 4.3 to the Current Report filed by CCO Holdings, LLC on April 26, 2017, which is incorporated by reference herein).

4.3	Sixth Supplemental Indenture, dated as of July 6, 2017, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

4.4	Form of 3.750% Senior Secured Notes due 2028 (included in Exhibit 4.3).

10.1	Exchange and Registration Rights Agreement, dated July 6, 2017, relating to the 3.750% Senior Notes due 2028, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Purchasers (as defined therein).

10.2	Exchange and Registration Rights Agreement, dated July 6, 2017, relating to the 5.375% Senior Notes due 2047, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Purchasers (as defined therein).

99.1	Press release dated July 6, 2017, announcing the closing of the sale of the 3.750% Senior Notes due 2028 and the 5.375% Senior Secured Notes due 2047.

*	Incorporated by reference and not filed herewith.